SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 15, 2014

LIFEPOINT HOSPITALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Seven Springs Way Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 920-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As part of its regular corporate governance review, the Board of Directors of LifePoint Hospitals, Inc. (“the Company”) approved amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), effective September 15, 2014.

The Amended and Restated Bylaws add a forum selection provision, which provides, unless the Company consents in writing to an alternative forum, that the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or other agent of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Company’s Certificate of Incorporation or the Company’s By-Laws, or (iv) any action asserting a claim governed by the internal affairs doctrine, will be the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located in the State of Delaware or, if no state court located in the State of Delaware has jurisdiction, the federal district court of the District of Delaware).  The forum selection provision further provides that any person that purchases or otherwise acquires an interest in stock of the Company will be deemed to have notice of and agree to comply with the foregoing provisions.

The Amended and Restated Bylaws also clarify when certain notice and other requirements in connection with stockholder proposals apply, include certain additional disclosures and requirements for proposing stockholders and specify certain supplementary representations and disclosures by director nominees.  With respect to shareholder meetings, the Amended and Restated Bylaws provide that a quorum, once established, will not be broken by subsequent withdrawals of votes, and that the board of directors may postpone a stockholder meeting prior to the scheduled date of such meeting by publicly announcing such postponement.  Certain technical and conforming amendments were also made to the Amended and Restated Bylaws.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Fifth Amended and Restated Bylaws of LifePoint Hospitals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.

	By:	/s/ Christy S. Green
	Name:	Christy S. Green
	Title:	Vice President and Corporate Secretary

Dated: September 17, 2014

EXHIBIT INDEX

Exhibit No.	Description
3.1	Fifth Amended and Restated Bylaws of LifePoint Hospitals, Inc.